                                                                   Exhibit 10.33
                                 Amendment No. 1


This Amendment No. 1 made as of February 1, 1999 to the Agreement between Philadelphia Suburban Corporation and Philadelphia Suburban Water Company (the "Company") and Morrison Coulter (the "Executive") dated as of January 1, 1999 (the "Agreement").

WHEREAS, the Company and Executive recognize that the changes set forth below are necessary and appropriated to secure for both the Company and Executive the benefits contemplated by the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

Paragraph 12 of the Agreement is hereby deleted in its entirely and the following paragraph is inserted in its place:

     12. Term of Agreement. The term of this Agreement shall be indefinite until the Company notifies the Executive in writing that this Agreement will not be renewed at least sixty days prior to the proposed termination; provided, however, that (i) after a Change of Control during the term of this Agreement, this Agreement shall remain in effect until all of the obligations of the parties hereunder are satisfied or have expired, and
     (ii) this Agreement shall terminate if, prior to a Change of Control, the employment of the Executive with the Company and its Subsidiaries, as the case may be, shall terminate for any reason; provided, however, that if a Change of Control occurs within 18 months after (a) the Executive's termination incurred for any reason other than a voluntary resignation or retirement (a Good Reason Termination shall not be deemed voluntary) or termination for Cause or (b) the termination of this Agreement, the Executive shall be entitled to all of the terms and conditions of this Agreement as if the Executive's termination had occurred on the date of the Change of Control.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 1 as of the date set forth above.

Attest                                   Philadelphia Suburban Corporation

By: /s/ Patricia M. Mycek                By: /s/ Roy H. Stahl
    ---------------------------------        -----------------------------------

Title: Corporate Secretary               Title: Senior Vice President
       ------------------------------           --------------------------------

Attest                                   Philadelphia Suburban Water Company

By: /s/ Patricia M. Mycek                By: /s/ Roy H. Stahl
    ---------------------------------        -----------------------------------

Title: Corporate Secretary               Title: Senior Vice President
       ------------------------------           --------------------------------

                                         Executive:
                                            /s/ Morrison Coulter
                                         ---------------------------------------